Exhibit 32

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vista Medical Technologies, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Lyon, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: :  November 15, 2004

/s/ John R. Lyon
John R. Lyon
President, Chief Executive Officer
and Director

In connection with the Quarterly Report of Vista Medical Technologies, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard Sampson, Vice President of Finance, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: :  November 15, 2004

/s/ Howard Sampson
Howard Sampson
Vice President of Finance,
Chief Financial Officer and Secretary